1
EXHIBIT 31.1
PRINCIPAL EXECUTIVE

OFFICER CERTIFICATION

PURSUANT TO
SECURITIES EXCHANGE ACT OF 1934 RULE 13a-14(a)/15d-14(a),

AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY

ACT OF 2002

I, John P.

D. Cato, certify that:

1.

I have reviewed this report on Form 10-Q of The Cato Corporation (the “registrant”);

2.

Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact

necessary

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

such statements were made, not misleading with respect to the period covered by this report;

3.

Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly present

in all

material respects

the financial

condition,

results of

operations

and

cash

flows of

the registrant

as of,
and for, the periods presented in this report;

4.

The

registrant’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and
procedures

(as defined

in Exchange

Act Rules 13a-15(e)

and 15d-15(e))

and internal

control over

financial reporting

(as
defined

in

Exchange

Act

Rules

13a-15(f)

and

15d-15(f))

for

the

registrant

and have:

a)

Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be

designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated

subsidiaries,

is

made

known

to

us

by

others

within

those

entities,
particularly during the period in which this report is being prepared;

b)

Designed such

internal control

over financial

reporting, or

caused such

internal control

over financial

reporting to

be
designed under our supervision,

to provide reasonable assurance

regarding the reliability

of financial reporting and

the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in

this

report

our
conclusions

about

the

effectiveness

of

the

disclosure

controls

and

procedures,

as

of

the

end

of the period covered by this report based on such evaluation; and

d)

Disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that

occurred

during

the

registrant’s

most

recent

fiscal

quarter

(the

registrant’s

fourth

fiscal

quarter

in

the

case

of

an

annual

report)

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

registrant’s
internal control over financial reporting; and
5.

The registrant’s

other certifying

officer and

I have disclosed,

based on

our most recent

evaluation of

internal control

over
financial

reporting,

to

the registrant’s

auditors

and

the audit

committee

of the

registrant’s

board

of directors

(or

persons
performing the equivalent functions):

a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,

process, summarize and report financial information; and

b)

Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a

significant role in the registrant’s internal

control over financial reporting.
Date: May 29, 2025
/s/ John P.

D. Cato
John P.

D. Cato
Chairman, President and
Chief Executive Officer